EXHIBIT 99.1

Financial Guidance Disclosures for 2002

EXHIBIT 99.1

CLAYTON WILLIAMS ENERGY, INC.

FINANCIAL GUIDANCE DISCLOSURES FOR 2002

Overview

Clayton Williams Energy, Inc. and its subsidiaries (the “Company”) has prepared this document to provide public disclosure of certain financial and operating estimates in order to permit the preparation of models to forecast the Company’s operating results for each quarter during the Company’s fiscal year ending December 31, 2002.  These estimates are based on information available to the Company as of the date of this filing, and actual results may vary materially from these estimates.  The Company does not undertake any obligation to update these estimates as conditions change or as additional information becomes available.

The estimates provided in this document are based on assumptions that the Company believes are reasonable.  Until the Company’s results of operations for this period have been finally compiled and released, all of the estimates and assumptions set forth herein constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.  All statements, other than statements of historical facts, included in this document that address activities, events or developments that the Company expects, projects, believes or anticipates will or may occur in the future, or may have occurred through the date of this filing, including such matters as production of oil and gas, product prices, oil and gas reserves, drilling and completion results, capital expenditures and other such matters, are forward-looking statements.  Such forward-looking statements involve known and unknown risks, uncertainties, and other factors that may cause the actual results, performance, or achievements of the Company to be materially different from the results, performance, or achievements expressed or implied by such forward-looking statements.  Such factors include, among others, the following:  the volatility of oil and gas prices, the unpredictable nature of the Company’s exploratory drilling results; the reliance upon estimates of proved reserves; operating hazards and uninsured risks; competition; government regulation; and other factors referenced in filings made by the Company with the Securities and Exchange Commission.

As a matter of policy, the Company does not attempt to predict any future production from exploratory drilling, nor does it attempt to predict any dry hole and abandonment costs that may result from such drilling activities.  Currently, the Company plans to spend approximately $48.7 million on exploration and development activities during 2002, as compared to actual expenditures of $124.9 million in 2001.  Substantially all (approximately 95%) of the 2002 projected expenditures relate to exploratory prospects, including $31.2 million in South Louisiana and $11.5 million in the Cotton Valley Pinnacle Reefs/Sands area.  Exploratory prospects generally involve a higher degree of risk than development prospects, but may also offer a higher reserve potential and rate of return on investment.  Actual levels of oil and gas production and exploration costs, when ultimately reported, may be materially affected by future exploratory drilling results.

Furthermore, the Company does not attempt to predict gains or losses from sales of property and equipment unless the sale has been consummated prior to the filing of the financial guidance disclosures.

Summary of Estimates

The following table sets forth certain estimates being used by the Company to model its anticipated results of operations for each quarter during the fiscal year ending December 31, 2002.  When a single value is provided, such value represents the mid-point of the approximate range of estimates.  Otherwise, each range of values provided represents the expected low and high estimates for such financial or operating factor.

Year Ending December 31, 2002

First Quarter

Second Quarter

Third Quarter

Fourth Quarter

(Dollars in thousands, except per unit data)
Average Daily Production:

Oil (Bbls)

4,250 to 4,450

4,000 to 4,200

3,625 to 3,825

3,450 to 3,650

Natural gas liquids (Bbls)

425 to 525

375 to 475

325 to 425

300 to 400

Gas (Mcf)

30,000 to 33,000

30,000 to 33,000

32,500 to 35,500

51,000 to 57,000

Oil equivalents (BOE)

9,675 to 10,475

9,375 to 10,175

9,367 to 10,167

12,250 to 13,550

Differentials:

Oil ($/Bbl)

$(1.00) to $(1.50)

$(1.00) to $(1.50)

$(1.00) to $(1.50)

$(1.00) to $(1.50)

Natural gas liquids ($/Bbl)

$(8.00) to $(12.00)

$(8.00) to $(12.00)

$(8.00) to $(12.00)

$(8.00) to $(12.00)

Gas ($/Mcf)

$(.10) to $(.40)

$(.10) to $(.40)

$(.10) to $(.40)

$(.10) to $(.40)

Costs Variable by Production ($/BOE):

Lease operating expenses (including production taxes)

$5.00 to $6.00

$5.00 to $6.00

$5.00 to $6.00

$5.00 to $6.00

DD&A — Oil and gas properties

$7.75 to $8.75

$7.75 to $8.75

$7.75 to $8.75

$7.75 to $8.75

Other Revenues (Expenses):

Natural gas services:

Revenues

$1,700 to $1,900

$1,700 to $1,900

$1,700 to $1,900

$1,700 to $1,900

Operating costs

$(1,600) to $(1,700)

$(1,600) to $(1,700)

$(1,600) to $(1,700)

$(1,600) to $(1,700)

Exploration costs:

Abandonments and impairments

$(3,500) to $(4,500)

$(500) to $(1,500)

$(500) to $(1,500)

$(500) to $(1,500)

Seismic and other

$(250) to $(750)

$(250) to $(750)

$(250) to $(750)

$(250) to $(750)

DD&A — Other

$(325) to $(375)

$(325) to $(375)

$(325) to $(375)

$(325) to $(375)

General and administrative

$(1,250) to $(1,550)

$(2,000) to $(2,300)

$(1,800) to $(2,100)

$(2,100) to $(2,400)

Interest expense

$(850) to $(1,050)

$(950) to $(1,150)

$(1,000) to $(1,200)

$(1,025) to $(1,225)

Income Tax Rate:

Current

 0%

 0%

 0%

 0%

Deferred

35%

35%

35%

35%

Weighted Average Shares  Outstanding (in thousands):

Basic

9,350 to 9,450

9,350 to 9,450

9,350 to 9,450

9,350 to 9,450

Diluted

9,450 to 9,750

9,450 to 9,750

9,450 to 9,750

9,450 to 9,750

Capital Expenditures

The Company presently plans to spend approximately $48.7 million on exploration and development activities during 2002, substantially all of which relate to exploratory prospects.  The following summarizes the Company’s planned expenditures by area for 2002.

	Planned Expenditures Year Ended December 31, 2002

		Percent of Total

	(In thousands)
South Louisiana	$31,200	64%
Cotton Valley Reefs/Sands	11,500	24%
Austin Chalk (Trend)	2,400	5%
West Texas	2,500	5%
Other Areas	1,100	2%
	$48,700	100%

Actual expenditures during 2002 may be substantially higher than these estimates as the Company’s exploration and development plans change throughout the year.  The Company does not attempt to forecast its success rate on exploratory drilling.  Accordingly, these current estimates do not include any costs that may be incurred to complete successful exploratory wells and construct the required production facilities for such wells.  In addition, the Company is actively searching for other opportunities to grow its oil and gas reserve base, including the evaluation of new prospects for exploratory and developmental drilling activities and potential acquisitions of proved oil and gas reserves.  Other factors, such as prevailing product prices and the availability of adequate capital resources, may also have an impact on the ultimate level of expenditures during 2002.  To the extent the Company completes successful exploratory wells, commits to additional exploratory and developmental prospects, and acquires proved oil and gas properties, the Company’s capital expenditures for 2002 will increase.

Supplementary Information

Oil and Gas Production

The following table summarizes, by area, the approximate mid-point of the estimated range of daily net production for each quarter during the year ending December 31, 2002.

Estimated Daily Net Production for 2002

First Quarter

Second Quarter

Third Quarter

Fourth Quarter

Gas (Mcf):

Austin Chalk (Trend)

3,011

2,637

2,359

2,152

Cotton Valley Reefs/Sands

20,967

20,928

24,087

21,164

Louisiana

2,422

2,462

2,380

25,793

New Mexico/West Texas

1,467

1,385

1,304

1,250

Other

3,633

4,088

3,870

3,641

31,500

31,500

34,000

54,000

Oil (Bbls):

Austin Chalk (Trend)

3,528

3,122

2,790

2,485

Louisiana

44

33

33

228

New Mexico/West Texas

678

615

576

533

Other

100

330

326

304

4,350

4,100

3,725

3,550

Natural Gas Liquids (Bbls):

Austin Chalk (Trend)

377

326

277

252

New Mexico/West Texas

98

99

98

98

475

425

375

350

Cotton Valley gas production includes estimated net production from all existing Pinnacle Reefs/Sands wells, but does not include any production that may be derived from the Company’s on-going efforts to complete the Scamardo Gas Unit #1 in the Cotton Valley Knowles formation, or from any future wells that may be drilled in this area.  The Company is currently curtailing production in this area due to low gas prices.  These estimates assume that the Company will begin releasing a portion of the curtailed gas in June 2002; however, actual production may vary from these estimates due to changes in the Company’s curtailment arrangements.

Oil and gas production includes net production from all South Louisiana wells which are either producing or are being completed as of the date of this filing, but does not include any estimates of production that may be derived from wells drilled subsequent to the date of this filing.  Five wells (State Lease 16710 #1, Calvin Encalade #1, State Lease 16850 #1, Delta Duck #2, and Timolot #1) are presently shut-in while waiting on pipeline and production facilities to be constructed.  For purposes of these projections, all of these wells were projected to commence production in October 2002; however, earlier commencement dates are possible.

Accounting for Derivatives

The Company accounts for its hedging transactions in accordance with Statement of Financial Accounting Standards No. 133 “Accounting for Derivative Instruments and Hedging Activities” (“SFAS 133”).  As a matter of policy, the Company does not attempt to predict the effects of SFAS 133 on future earnings. The following summarizes information concerning the Company’s net positions in open fixed-price contracts as of December 31, 2001.

	Oil Swaps		Gas Swaps
	Bbls	Average Price	MMBtu	Average Price
Production Period:
1st Quarter 2002	120,000	$20.26	4,120,000	$2.97
2nd Quarter 2002	180,000	$20.26	4,030,000	$2.95
3rd Quarter 2002	180,000	$20.26	3,880,000	$3.05
4th Quarter 2002	180,000	$20.26	3,390,000	$3.26
1st Quarter 2003	—	$—	2,610,000	$3.32
2nd Quarter 2003	—	$—	2,390,000	$3.03
	660,000	$20.26	20,420,000	$3.08